UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 29, 2007
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Roma Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                      0-52000               51-0533946
 ----------------------------         ---------------         -------------
 (State or other jurisdiction         (SEC Commission         (IRS Employer
     of incorporation)                    File No.)       Identification Number)

2300 Route 33, Robbinsville, New Jersey                           08691
---------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (609) 223-8300
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01  Other Events.

         The Registrant is filing this Current Report on Form 8-K in connection with the issuance of a press release disclosing that the Registrant's mutual holding company parent, Roma Financial Corporation, MHC (the "MHC"), filed a notice with its primary regulator, the Office of Thrift Supervision (the "OTS"), of its intent to waive the quarterly dividends proposed to be paid by the Registrant in the coming year. Such notice was filed with the OTS on March 19, 2007, and the Registrant anticipates declaring a dividend to its minority stockholders as soon as the OTS notifies the MHC that it does not object to the MHC's waiver of dividends. The Registrant expects to be able to declare its first dividend prior to its first annual meeting of stockholders of the Registrant, scheduled to take place on April 25, 2007. A copy of the press release is included with this Form 8-K as an exhibit.


Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits

         Exhibit 99 -- Press Release dated March 29, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           ROMA FINANCIAL CORPORATION


Date: March 30, 2007                       By:   /s/Margaret T. Norton
                                                 -------------------------------
                                                 Margaret T. Norton
                                                 Senior Vice President and
                                                    Corporate Secretary